SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ X ]

Check the appropriate box:

[	]	Preliminary Proxy Statement
[	]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[	]	Definitive Proxy Statement
[	]	Definitive Additional Materials
[ X	]	Soliciting Material Under Rule 14a-12

WHITEHALL JEWELLERS, INC.
(Name of Registrant as Specified in Its Charter)

NEWCASTLE PARTNERS, L.P. NEWCASTLE CAPITAL MANAGEMENT, L.P. NEWCASTLE CAPITAL GROUP, L.L.C. MARK E. SCHWARZ STEVEN J. PULLY JOHN P. MURRAY
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[	]	Fee paid previously with preliminary materials:

[    ]        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Newcastle Partners, L.P. (“Newcastle”), together with the other participants named herein, is filing materials contained in this Schedule 14A with the Securities and Exchange Commission (“SEC”) in connection with the preliminary filing with the SEC of a proxy statement and accompanying proxy card to be used to solicit votes against each proposal of Whitehall Jewellers, Inc. (the “Company”) relating to a pending financing transaction between the Company and investment funds managed by Prentice Capital Management, L.P. and Holtzman Opportunity Fund, L.P. at a special meeting of stockholders, the date of which has not yet been announced by the Company.

Item 1: On December 5,  2005, Newcastle issued the following press release.

PRESS RELEASE

CONTACT:

Daniel H. Burch

Jeanne M. Carr

MacKenzie Partners, Inc.

(800) 322-2885

FOR IMMEDIATE RELEASE:

NEWCASTLE PARTNERS LAUNCHES CASH TENDER OFFER FOR

WHITEHALL JEWELLERS FOR $1.20 PER SHARE

Dallas, TX – December 5, 2005 — Newcastle Partners, L.P. (“Newcastle”), which owns an aggregate of 2,018,400 shares or approximately 14.5% of common stock of Whitehall Jewellers, Inc. (OTC:JWLR.PK; “Whitehall”) announced that JWL Acquisition Corp., a wholly-owned subsidiary of Newcastle, has commenced a cash tender offer to purchase all of the outstanding shares of Whitehall for $1.20 per share.

The tender offer is subject to several conditions, including (i) a majority of Whitehall’s shares on a fully diluted basis being tendered and not withdrawn, (ii) the termination of the Securities Purchase Agreement, dated as of October 3, 2005, between Whitehall, PWJ Funding LLC, PWJ Lending LLC and Holtzman Opportunity Fund, L.P. pursuant to which Whitehall would sell up to $50 million in convertible notes, (iii) stockholder rejection of the conditions to consummation of such Securities Purchase Agreement, (iv) a refinancing, acceptable to Newcastle, of Whitehall’s senior credit facility or a consent to the Offer to Purchase and the potential merger thereafter by the lenders under Whitehall’s senior credit facility, (v) Whitehall’s Board of Directors redeeming the associated preferred stock purchase rights or Newcastle being satisfied that the rights have been invalidated or are otherwise inapplicable to the offer and the potential merger thereafter, as described in the Offer to Purchase, (vi) Whitehall’s Board of Directors approving replacement financing to be provided by Newcastle of Whitehall’s existing bridge loan financing with financial terms no less favorable to Whitehall than the existing financing, but with no warrants, conversion rights or other equity related components, and (vii) Newcastle being satisfied that Section 203 of the Delaware General Corporation Law is inapplicable to the Offer to Purchase and the potential merger thereafter. The offer is not subject to or conditioned upon any financing arrangements other than as provided above.

Newcastle previously filed on November 29, 2005 a preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) relating to Newcastle’s solicitation of proxies in opposition to the proposals relating to a pending financing transaction between Whitehall and investment funds managed by Prentice Capital Management, L.P. and Holtzman Opportunity Fund, L.P. to be voted on at a special meeting of stockholders. Specifically, Newcastle is soliciting proxies against each of Whitehall’s proposals at the special meeting, which are: (i) a proposal to approve the issuance of shares of common stock pursuant to the terms of Whitehall’s secured convertible notes, (ii) a proposal to approve an amendment to Whitehall’s certificate of incorporation to effect a 1-for-2 reverse stock split of its capital stock and (iii) a proposal to elect one (1) Class I director, three (3) Class II directors and two (2) Class III directors. As of this time, neither a record date nor a meeting date has been set by Whitehall for this special meeting of stockholders. Upon completion of the SEC review process, Newcastle intends to file and mail to stockholders a definitive proxy statement.

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SHARES. THE SOLICITATION AND THE OFFER TO BUY WHITEHALL’S COMMON STOCK IS ONLY BEING MADE PURSUANT TO AN OFFER TO PURCHASE AND RELATED MATERIALS THAT NEWCASTLE PARTNERS, L.P. WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS SHOULD READ THESE MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. STOCKHOLDERS WILL BE ABLE TO OBTAIN THE OFFER TO

PURCHASE AND RELATED MATERIALS WITH RESPECT TO THE TENDER OFFER FREE AT THE SEC’S WEBSITE AT WWW.SEC.GOV OR FROM NEWCASTLE PARTNERS, L.P.

Any forward-looking statements contained in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, among others: the willingness of Whitehall stockholders to tender their shares in the tender offer and the number and timing of shares tendered; the receipt of third party consents to the extent required for the acquisition; and satisfaction of the various closing conditions. Other important factors that could cause actual results to differ materially are included but are not limited to those listed in Whitehall’s periodic reports and registration statements filed with the Securities and Exchange Commission. Newcastle undertakes no obligation to update information contained in this release.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Newcastle Partners, L.P. (“Newcastle”), together with the other Participants (as defined below), has made a preliminary filing with the SEC of a proxy statement (the “Preliminary Proxy Statement”) and accompanying proxy card to be used to solicit votes against each proposal of Whitehall Jewellers, Inc. (the “Company”) relating to a pending financing transaction between the Company and investment funds managed by Prentice Capital Management, L.P. and Holtzman Opportunity Fund, L.P. at a special meeting of stockholders, which has not yet been scheduled by the Company (the “Special Meeting”).

NEWCASTLE ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS RELATING TO THE SPECIAL MEETING AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE PROXY MATERIALS, WITHOUT CHARGE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, MACKENZIE PARTNERS, INC., AT ITS TOLL-FREE NUMBER: (800) 322-2885 OR BY E-MAIL AT: PROXY@MACKENZIEPARTNERS.COM.

THE PARTICIPANTS IN THE PROXY SOLICITATION ARE NEWCASTLE PARTNERS, L.P., NEWCASTLE CAPITAL MANAGEMENT, L.P., NEWCASTLE CAPITAL GROUP, L.L.C., MARK E. SCHWARZ, STEVEN J. PULLY AND JOHN P. MURRAY (THE “PARTICIPANTS”). INFORMATION REGARDING THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS IS AVAILABLE IN THE SCHEDULE 13D JOINTLY FILED WITH THE SEC ON APRIL 19, 2005, AS SUBSEQUENTLY AMENDED ON JULY 7, 2005, OCTOBER 27, 2005 AND NOVEMBER 30, 2005, AND THE PRELIMINARY PROXY STATEMENT.